CURRENT REPORT FOR ISSUERS SUBJECT TO THE
1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

March 1, 2017
Date of Report
(Date of Earliest Event Reported)

DYNARESOURCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30371	94-1589426
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 W. Las Colinas Blvd., Suite 744 East Tower, Irving, Texas 75039
(Address of principal executive offices (zip code))

(972) 868-9066
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Mr. Eduardo Luna has been appointed to the Company’s Board of Directors, effective March 1, 2017. Mr. Luna’s appointment was formalized by Mr. K.D. Diepholz, Chairman/CEO of the Company, utilizing the shares of Series A Preferred Stock held by Mr. Diepholz.

Concurrently, the Company’s wholly owned subsidiary, Mineras de DynaResource S.A. de C.V., the exclusive operator of the San Jose de Gràcia Project in the State of Sinaloa, México, has appointed Mr. Luna as Special Advisor to the President of Mineras de DynaResource S.A. de C.V.

Mr. Luna is a respected, successful senior executive with over 40 years’ experience in the mining industry. Mr. Luna’s experience includes serving as a Member of the Board of Directors for major mining companies which have achieved success at the highest level of the mining industry. Mr. Luna currently serves as a member of the Board of Directors of Silver Wheaton Corp., which is the largest pure precious metals streaming company in the world. Mr. Luna has also served as a Member of the Board of Directors of Goldcorp Inc., Alamos Gold Inc., and Primero Mining Corp.

In addition to his roles on company boards, Mr. Luna served in a variety of operational capacities. From 1991 to 2005, Mr. Luna served as President of Luismin SA de CV in Mexico, which operated the Tayoltita Project for Goldcorp in Mexico. Mr. Luna also served as an Executive Vice President of Goldcorp. More recently, Mr. Luna served as President of Mexican Operations for Primero Mining from 2010-2015, the time frame during which Primero Mining operated the Tayoltita Project.

During his distinguished career, Mr. Luna has received several mining industry recognitions and appointments, which include:

●
National Mining Award, Mexico, 1997;

●
President of the Mexican Chamber of Mines;

●
President of the Consulting Board for the School of Mines, Universidad de Guanajuato;

●
Member of the Advisory Boards of the School of Mines of National University of Mexico and University of Zacatecas;

●
President of The Silver Institute 2002 – 2003.

Mr. Luna received a Bachelor’s degree in Mining Engineering from Universidad de Guanajuato, 1971; an MBA from Tecnológico de Monterrey, 1979; and an Advanced Management degree from Harvard Business School.

In 1997 Mr. Luna was appointed Trustee of Fundación Pro Niños de la Calle, a charity that works with children living on the streets of Mexico City.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNARESOURCE, INC. (Registrant)

By:	/s/ K.W. Diepholz
Name: K.W. Diepholz
Title: Chairman and CEO

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